EX99.906 CERT

Certification Pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Ralph L. Schlosstein, President of BlackRock Liquidity Funds (the “Registrant”), certify that:

1.	The registrant’s periodic report on Form N-CSR for the period ended October 31, 2004 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 3, 2005	/s/ Ralph L. Schlosstein
Ralph L. Schlosstein, President (principal executive officer)

I, Paul L. Audet, Treasurer of BlackRock Liquidity Funds (the “Registrant”), certify that:

1.	The registrant’s periodic report on Form N-CSR for the period ended October 31, 2004 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 3, 2005	/s/ Paul L. Audet
Paul L. Audet, Treasurer (principal financial officer)